SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  January 15, 2009


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.



On January 15, 2009, the board of directors of VSE Corporation ("VSE") amended VSE's by-laws ("By-Laws") to require that a record date fixed by VSE's board of directors (the "Board") to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, shall not precede the date upon which the resolution fixing the record date is adopted by the Board. Additionally, the Board amended the By-Laws to remove a requirement that the record date for an annual meeting of the stockholders shall be fixed at forty-five days prior to the date of the annual meeting of the stockholders, which was an exception to the general provision that record dates for meetings of stockholders be fixed as of a date not more than sixty days nor less than ten days before the date of such meeting of stockholders.

Pursuant to the amendment, the following paragraph substituted and replaced in its entirety, Section 5, Article VI of the By-Laws:

"Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting."


Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

        Exhibit
        Number
        ------
          3.1  By-Laws of VSE Corporation (amended as of January 15, 2009)



                                 SIGNATURES


     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           VSE CORPORATION
                                           (Registrant)


Date:  January 21, 2009  		   /s/ C. S. Weber
                                           -----------------------------
                                           C. S. Weber
                                           Executive Vice President
                                           and Secretary